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                         FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS AMENDMENT is entered into as of December 13, 1996, between FIRSTPLUS FINANCIAL, INC., a Texas corporation ("BORROWER"), certain Lenders, BANK ONE, TEXAS, N.A., as Administrative Agent for Lenders, and GUARANTY FEDERAL BANK F.S.B., as Co-Agent for Lenders.

    Borrower, Administrative Agent, Co-Agent, and Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of October 17, 1996, providing for loans to Borrower on a revolving basis. Borrower, Administrative Agent, Co-Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for, among other things, additional Permitted Debt and an increased Wet Sublimit. Accordingly, for valuable and acknowledged consideration, the parties agree as follows:

    1.   TERMS AND REFERENCES.  Unless otherwise stated in this amendment,
(a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

    2.   AMENDMENTS.  The Credit Agreement is amended as follows:

         (a) The definition of "Wet Sublimit" in SECTION 1.1 is entirely amended as follows:

              "WET SUBLIMIT" MEANS, AT ANY TIME, A PERCENTAGE OF THE TOTAL COMMITMENTS, WHICH PERCENTAGE IS (A) 30% FOR THE FIRST FIVE AND LAST FIVE BUSINESS DAYS OF EACH CALENDAR MONTH, AND (B) 25% AT ALL OTHER TIMES.

         (b)  SECTION 8.1(G) is entirely amended as follows:

              (G)  DEBT OUTSTANDING UNDER A LINE OF CREDIT
              FACILITY WITH PAINE WEBBER REAL ESTATE SECURITIES, INC. (OR AN AFFILIATE OF PAINE WEBBER REAL ESTATE SECURITIES, INC. THAT IS ACCEPTABLE TO ADMINISTRATIVE AGENT) IN AN AGGREGATE AMOUNT NOT TO EXCEED $500,000,000, OF WHICH $100,000,000 IS
              USED FOR TERM RESIDUAL FINANCING (SUCH LINE OF CREDIT FACILITY BEING PERMITTED DEBT ONLY SO LONG AS BANK ONE, TEXAS, N.A. IS THE COLLATERAL CUSTODIAN FOR THIS FACILITY);

         (c)  SECTION 8.1(H) is entirely amended as follows:

              (H) DEBT OUTSTANDING UNDER A REPURCHASE FACILITY WITH BEAR STEARNS HOME EQUITY TRUST 1996-1 (OR AN AFFILIATE OF BEAR STEARNS HOMES EQUITY TRUST 1996-1 THAT IS ACCEPTABLE TO ADMINISTRATIVE AGENT) IN
              AN AGGREGATE AMOUNT NOT TO EXCEED $575,000,000, OF WHICH $75,000,000 IS USED FOR TERM RESIDUAL FINANCING (SO LONG AS BANK ONE, TEXAS, N.A. IS THE COLLATERAL CUSTODIAN FOR THIS REPURCHASE
              FACILITY); AND

         (d)  A new SECTION 8.1(I) is added as follows:

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              (I)  DEBT OUTSTANDING UNDER A LINE OF CREDIT
              FACILITY WITH MERRILL LYNCH (OR AN AFFILIATE OF MERRILL LYNCH THAT IS ACCEPTABLE TO ADMINISTRATIVE AGENT) IN AN AGGREGATE AMOUNT NOT TO EXCEED $300,000,000 (SO LONG AS BANK ONE, TEXAS, N.A. IS THE COLLATERAL CUSTODIAN FOR THIS LINE OF CREDIT FACILITY).

         (e) EXHIBIT C-5 is entirely amended -- and all references in the Loan Documents to it are changed to -- the attached AMENDED EXHIBIT C-5.

    3.   CONDITIONS PRECEDENT.  The foregoing is not effective unless
(a) Lenders, Borrower, and each other party set forth below execute counterparts of this amendment, (b) Borrower delivers executed counterparts of this amendment to Administrative Agent, and (c) all of the representations and warranties in this amendment and in all other Loan Documents are true and correct as of -- and as if made on -- the date of this amendment.

    4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorized, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

    5. REPRESENTATIONS. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

    6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amended. This amendment in a "LOAN DOCUMENT" referred to in the Credit Agreement, then the provisions relating to Loan Documents in SECTIONS 1 and 12 are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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    EXECUTED as of the date first stated above.

FIRSTPLUS FINANCIAL, INC.,             BANK ONE, TEXAS, N.A., as ADMINISTRATIVE
as BORROWER                            AGENT and a LENDER


By /s/ BARRY TENENHOLTZ                 By /s/ MARK FREEMAN
  -----------------------------          ------------------------------
(Name) BARRY TENENHOLTZ                (Name)  MARK FREEMAN
      -------------------------               -------------------------
(Title) SENIOR VICE PRESIDENT          (Title) VICE PRESIDENT
       ------------------------               -------------------------


GUARANTY FEDERAL BANK, F.S.B., as CO-
AGENT, and a LENDER


By /s/ W. JAMES MENTIES
  -------------------------------
(Name) W. JAMES MENTIES
      ---------------------------
(Title) ASSISTANT VICE PRESIDENT
       --------------------------

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